Filed Pursuant to Rule 497(e)

Registration No. 033-06790

The TETON Westwood Funds

TETON Westwood SmallCap Equity Fund

(the “Fund”)

Supplement dated May 28, 2025, to the Fund’s
Prospectus and Summary Prospectus dated January 28, 2025

On May 1, 2025, Keeley-Teton Advisors, LLC (“Keeley Teton”) announced that it had agreed to transfer its investment management business to its affiliate, Gabelli Funds, LLC (the “Transaction”). The Transaction will not result in any change to the services provided under the investment advisory agreement. Gabelli Funds, LLC will assume the investment advisory agreement as well as Keeley Teton’s obligations under the Operating Expenses Limitation Agreement.

Keeley Teton’s Investment Research Advisory Committee (the “Committee”) is currently responsible for the day-to-day management of the Fund’s portfolio. The Committee will not remain in place following the Transaction; however, Joseph Gabelli, a member of the Committee, will serve as portfolio manager of the Fund. Nicholas F. Galluccio, Scott R. Butler, Hendi Susanto, Macrae Sykes, Brian Sponheimer, Thomas Browne, Jr., and Brian Leonard will no longer serve as portfolio managers of the Fund.

There will be no change of actual control or management of the Fund’s investment adviser. The Transaction will not constitute an “assignment” of the investment advisory agreement for purposes of the Investment Company Act of 1940, and therefore, a shareholder vote is not required. On May 13, 2025, the Board of Trustees of The TETON Westwood Funds approved the re-execution of the investment advisory agreement.

Accordingly, effective May 28, 2025, the following changes are hereby made to the Prospectus and Summary Prospectus: all references to “Keeley-Teton Advisors, LLC” are replaced with “Gabelli Funds, LLC,” all references to the Investment Research Advisory Committee are removed, Joseph Gabelli is added as portfolio manager of the Fund; Nicholas F. Galluccio, Scott R. Butler, Hendi Susanto, Macrae Sykes, Brian Sponheimer, Thomas Browne, Jr., and Brian Leonard are removed as portfolio managers of the Fund.

In addition, effective June 27, 2025, the Fund will be renamed as follows:

Current Name	New Name

TETON Westwood SmallCap Equity Fund	Keeley Small Cap Fund

Accordingly, effective on such date, all references in the Prospectus and Summary Prospectus to the Fund’s current name are hereby replaced with the new name indicated above.

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SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE